AGREEMENT


          This AGREEMENT ( "Agreement") is dated as of December __, 1993, by and among (i) LIVE Ventures Inc., a Delaware corporation ("LVI") ; (ii) Credit Lyonnais Bank Nederland N.V., a bank established in The Netherlands ("Credit Lyonnais"), Chemical Bank, a New York banking corporation, Imperial Bank, a California state-chartered bank, The Bank of California, N.A., a national banking association ("Bank of California"), The Long-Term Credit Bank of Japan, Ltd., Los Angeles Agency ("LTCB"), and such additional lenders as may become parties to the Loan Agreement (as hereinafter defined) (Credit Lyonnais, Chemical Bank, Imperial Bank, Bank of California, LTCB and such additional lenders being sometimes individually referred to herein as a "Bank" and collectively as the "Banks"); (iii) Chemical, as successor-in-interest to Credit Lyonnais, as administrative agent (the "Administrative Agent") for the Banks, and (iv) Chemical, as collateral agent (the "Collateral Agent") for the Banks, with reference to the following facts:

                         R E C I T A L S

          A. Pursuant to that certain Third Amended and Restated Loan and Security Agreement, dated as of July 26, 1990, as heretofore amended (as heretofore amended, the "Loan Agreement"), among (i) LIVE Entertainment Inc. ("LIVE"), a Delaware corporation, LIVE Home Video Inc. ("LHV"), a Delaware corporation, LIVE America Inc., a Delaware corporation, LEI-IVE Entertainment N.V., a Netherlands Antilles corporation, International Video Productions Inc., a California corporation, and Vestron Inc. (formerly known as Vestron Acquisition Corp.), a Delaware corporation (collectively, the "Borrowers"), (ii) the Banks, and (iii) the Administrative Agent and the Collateral Agent for the Banks (collectively the "Agent"), the Banks have extended certain credit to the Borrowers, which extensions of credit are evidenced by the Revolving Note.
The Borrowers' obligations under the Loan Agreement and the Revolving Note are secured by a first priority security interest in the Collateral, subject to the rights, if any, of WEA in the WEA Collateral.

          B. Section 13.20 of the Loan Agreement provides that each Person, other than Lieberman, Strawberries or any of their respective subsidiaries, who becomes a Subsidiary of a Borrower shall be and be deemed to be a Borrower under the Loan Agreement, and within ten (10) days after acquiring such status, shall execute and deliver to the Agent an agreement agreeing to be bound by the terms of the Loan Agreement, the Revolving Note, the Collateral Documents and all agreements and instruments executed in connection therewith (in form and substance acceptable to the Agent), together with such executed counterpart copies of any of the foregoing agreements, or such other instruments as the Agent may request.

          C. LHV has recently formed a Delaware wholly owned subsidiary, LVI, for the purpose of entering into a joint venture arrangement with BET Films, Inc. and Encore Media Corporation to be known as BET Film Productions. The joint venture will develop, produce and exploit motion pictures targeted primarily to minority audiences.

          D. By the execution and delivery of this Agreement and subject to the terms and conditions hereinafter set forth, the parties hereto desire to add LVI as a party to the Loan Agreement and the other Loan Documents.

          E. Capitalized terms used herein without definition shall have the meanings assigned to them in the Loan Agreement.

                        A G R E E M E N T

          NOW, THEREFORE, in consideration of the foregoing premises and the mutual promises, covenants and agreements set forth herein, the parties hereto agree as follows:

          1. LVI Added as Borrower. Effective as of the date hereof, LVI shall be added as and shall be deemed to be a Borrower under and a party to the Loan Agreement, the Revolving Note, the Collateral Documents and all of the other Loan Documents. LVI hereby assumes all of the obligations of a Borrower under the Loan Agreement, the Revolving Note, the Collateral Documents and all of the other Loan Documents and agrees to be bound by all of the terms and conditions thereof as if it had been a party thereto from the inception thereof. From and after the date hereof, all references in the Loan Agreement or any other Loan Document to a "Borrower" or the "Borrowers" shall be deemed to include LVI. From and after the date hereof, all references in the Pledge Agreement to a "Pledgor" or the "Pledgors" shall be deemed to include LVI. All assets of LVI shall be included in the Collateral under the Loan Agreement, the Collateral Documents and the other Loan Documents, and all securities owned by LVI shall be included as Pledged Securities under the Loan Agreement, the Collateral Documents and the other Loan Documents, subject to the terms and conditions of the Loan Agreement, the Collateral Documents and the other Loan Documents. In furtherance of the foregoing, LVI shall execute and/or deliver to the Agent the following:

               (a)  this Agreement;

               (b) all financing statements and amendments to existing financing statements relating to the Collateral necessary to put any security interest in the assets of LVI of record;

               (c)  an Addendum to the New Notes Intercreditor
Agreement in form and substance satisfactory to the Agent and the Banks executed by the Trustee under the New Notes Indenture and the other New Notes Documents;

               (d)  a Certificate of the Secretary of LVI
certifying (i) that attached thereto is a true and complete copy of resolutions of the Board of Directors of LVI authorizing the execution, delivery and performance of this Agreement, the agreements, instruments and documents to be executed and delivered in connection herewith and the Loan Documents to which LVI will become a party pursuant hereto; (ii) as to the incumbency and signature of each officer or agent of LVI executing this Agreement or any other document furnished pursuant hereto, and (iii) that attached thereto are true and complete copies of the Bylaws and charter documents of LVI;

               (e) a certificate as to the good standing of LVI in the State of Delaware and each state in which LVI is qualified to do business;

               (f) a copy of an insurance certificate evidencing the policy of coverage required under Section 6.6 of the Loan
Agreement showing the Agent and the Banks as loss payees and/or additional insured as required under such Section 6.6; and

               (g) such other counterpart copies of or amendments to any of the Loan Documents or such other agreements and instruments as the Agent or any of the Banks shall require.

In addition, LVI shall cause the Borrowers to deliver the certificates representing any additional securities to be included in the Pledged Securities, including, without limitation, the shares representing all of the issued and outstanding shares of capital stock of LVI and any and all promissory notes made by LVI to the order of any of the Borrowers, to the Agent.

          2. Representations and Warranties. LVI hereby represents and warrants to the Agent and the Banks on and as of the date hereof as follows:

               (a) The execution, delivery and performance of this Agreement by LVI, the other agreements, instruments and documents executed and delivered or to be executed and delivered by LVI pursuant to this Agreement and the Loan Documents to which LVI will become a party pursuant hereto have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of the United States or of any state thereof or foreign state having jurisdiction thereof, the charter documents of LVI or any other Borrower, the Joint Venture Agreement of BET Film Productions or, in any respect, having a materially adverse effect on LVI or any Borrower, any provision of any agreement, indenture or other instrument to which LVI or any other Borrower is a party, or by which LVI or any other Borrower or any of the properties or assets of LVI or any other Borrower is bound or affected, or be in material conflict with, result in a material breach of or constitute (with or without due notice and/or lapse of time) a material default under any agreement, indenture or other instrument, or result in the creation or imposition of any security interest, lien, charge or encumbrance (other than a Permitted Encumbrance) of any nature whatsoever upon the Collateral or any of the properties or assets of LVI or any of the other Borrowers, other than in favor of the Agent and the Banks as a result of this Agreement, the Loan Agreement and the other Loan Documents.

               (b) All consents, authorizations, approvals, registrations or filings from or with any governmental or public regulatory body or authority of the United States or of any state thereof or any foreign state having jurisdiction or any other Person which are required for the execution, delivery and perfor-mance by LVI of this Agreement, the other agreements, instruments and documents to be executed and delivered pursuant hereto and the Loan Documents to which LVI will become a party pursuant hereto have been duly obtained, made or granted and are in full force and effect, and if any further (or, with respect to any other agreements, instruments and documents to be executed and delivered by LVI pursuant hereto) or additional consents, authorizations, approvals, registrations or filings should hereafter become necessary, LVI shall use its best efforts to obtain or make all such consents, authorizations, approvals, registrations or filings.

               (c) This Agreement, all agreements, instruments and documents to be executed and delivered in connection herewith and the Loan Documents to which LVI will become a party pursuant hereto will, when duly executed and delivered or upon due execution and delivery hereof, constitute legally valid and binding obligations of LVI, enforceable against it in accordance with the respective terms of such agreements, instruments and documents.

          3. Choice of Law. This Agreement shall be deemed to be a contract under and subject to, and shall be construed for all purposes in accordance with, the laws of the State of New York.
          4. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

                              "LVI"

                              LIVE Ventures Inc., a Delaware
                              corporation


                              By:___________________________
                              Its:__________________________

                              "THE BANKS"

                              Credit Lyonnais Bank Nederland N.V.,
                              a bank established in The
                              Netherlands


                              By:___________________________
                              Its:__________________________

                              Chemical Bank, a New York banking
                              corporation, individually and as the
                              Administrative Agent and the
                              Collateral Agent


                              By:___________________________
                              Its:__________________________


                              Imperial Bank, a California state
                              chartered bank


                              By:___________________________
                              Its:__________________________


                              The Bank of California, N.A., a
                              national banking association


                              By:___________________________
                              Its:__________________________

                              The Long-Term Credit Bank of  Japan,
                              Ltd., Los Angeles Agency


                              By:___________________________
                              Its:__________________________


ACKNOWLEDGED THIS __ DAY OF
DECEMBER, 1993:

LIVE Entertainment Inc., a
Delaware corporation


By____________________________
Its___________________________

LIVE Home Video Inc., a
Delaware corporation


By____________________________
Its___________________________

LIVE America Inc., a Delaware
corporation


By____________________________
Its___________________________

LEI-IVE Entertainment N.V., a
Netherlands Antilles corporation


By____________________________
Its___________________________

International Video Productions
Inc., a California corporation


By____________________________
Its___________________________

Vestron Inc., a Delaware
corporation


By____________________________
Its___________________________